SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

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Genasys Inc.

(Name of Registrant As Specified In Its Charter)

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16262 West Bernardo Drive
San Diego, California 92127
(858) 676-1112

January 27, 2021

Dear Fellow Stockholder:

You are cordially invited to attend our Annual Meeting of Stockholders on Tuesday, March 16, 2021, at 9:00 a.m., Pacific Time. The Annual Meeting is a virtual meeting of stockholders which means that you are able to participate in the Annual Meeting, and vote and submit your questions during the Annual Meeting via live webcast by visiting www.proxydocs.com/GNSS and registering. Because the Annual Meeting is virtual and being conducted electronically, stockholders may not attend the Annual Meeting in person. The business to be conducted at the Annual Meeting is explained in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

The accompanying materials include the Notice of Annual Meeting of Stockholders and Proxy Statement. The Proxy Statement describes the business that we will conduct at the Annual Meeting. It also provides information about us that you should consider when you vote your shares.

To attend the Annual Meeting, you must enter the control number on your proxy card, voting instruction form or Notice Regarding the Availability of Proxy Materials, and register at www.proxydocs.com/GNSS prior to the deadline of Friday, March 12, 2021. Whether or not you plan to attend the virtual Annual Meeting, we urge you to read the accompanying Proxy Statement carefully and vote as soon as possible. You may vote your shares by completing, signing, dating, and returning the proxy card today. For your convenience, you may also vote your shares via the Internet or by telephone by following the instructions on the proxy card or Notice Regarding the Availability of Proxy Materials. If you decide to attend the virtual Annual Meeting and you are a registered stockholder, you will be able to vote at the Annual Meeting by visiting and registering at www.proxydocs.com/GNSS prior to the deadline of Friday, March 12, 2021, even if you have previously submitted your proxy.

Thank you for your support and continued interest in Genasys Inc.

Sincerely,

/s/ John G. Coburn

General John G. Coburn
Chairman of the Board

16262 West Bernardo Drive
San Diego, California 92127
(858) 676-1112

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MARCH 16, 2021

TO THE STOCKHOLDERS OF GENASYS INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Genasys Inc., a Delaware corporation (the “Company”), will be held on March 16, 2021 at 9:00 a.m., Pacific Time. The Annual Meeting is a virtual meeting of stockholders which means that you are able to participate in the Annual Meeting, and vote and submit your questions during the Annual Meeting via live webcast by visiting and registering at www.proxydocs.com/GNSS prior to the deadline of Friday, March 12, 2021. Because the Annual Meeting is virtual and being conducted electronically, stockholders may not attend the Annual Meeting in person. The Annual Meeting is being held for the following purposes:

1.	To elect six directors to serve for the ensuing year and until their successors are elected;

2.	To ratify the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2021;

3.	To approve an amendment to our Amended and Restated 2015 Equity Incentive Plan to increase the number of shares authorized for issuance thereunder;

4.

To approve an amendment to our Certificate of Incorporation, as amended, to increase the number of shares of our common stock, par value $0.00001 per share, authorized for issuance from 50,000,000 to 100,000,000;

5.	To consider an advisory vote on the compensation of our named executive officers; and

6.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

I strongly encourage you to sign up for electronic delivery of our future annual reports and proxy materials in order to conserve natural resources and help us save costs in producing and distributing these materials. For more information, please see “Electronic Delivery of Proxy Materials and Annual Reports” on page 27 of the Proxy Statement.

The Board of Directors has fixed the close of business on January 25, 2021 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof. Stockholders of record present, via live webcast, at the Annual Meeting or who have submitted a valid proxy via the Internet, by telephone or by mail will be deemed to be present, via live webcast, to vote at the Annual Meeting.

By Order of the Board of Directors,

/s/ John G. Coburn

General John G. Coburn
Chairman of the Board

San Diego, California

January 27, 2021

AS STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING VIA LIVE WEBCAST. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE VIA LIVE WEBCAST IF YOU ATTEND THE VIRTUAL MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
2021 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MARCH 16, 2021.
THE PROXY STATEMENT, FORM OF PROXY AND THE ANNUAL REPORT FOR THE FISCAL YEAR ENDED

SEPTEMBER 30, 2020 ARE AVAILABLE AT www.proxydocs.com/GNSS.

3

GENASYS INC.
16262 West Bernardo Drive, San Diego, California 92127
(858) 676-1112

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS

To be held on March 16, 2021

INFORMATION CONCERNING SOLICITATION AND THE ANNUAL MEETING

This Proxy Statement and the accompanying proxy card are being furnished in connection with the solicitation by the Board of Directors (the “Board”) of Genasys Inc., a Delaware corporation, of proxies for use at the 2021 Annual Meeting of Stockholders to be held on March 16, 2021, at 9:00 a.m., Pacific Time (the “Annual Meeting”), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting is a virtual meeting of stockholders, which means that the Annual Meeting will be conducted live via live webcast and that you will be able to participate in the Annual Meeting, by visiting and registering at www.proxydocs.com/GNSS prior to the deadline of Friday, March 12, 2021. Because the Annual Meeting is virtual and being conducted electronically, stockholders may not attend the Annual Meeting in person.

We intend to mail or electronically deliver this Proxy Statement, the accompanying proxy card and Notice of Annual Meeting on or about February 4, 2021 to all stockholders of record entitled to vote at the Annual Meeting.

QUESTIONS AND ANSWERS REGARDING THE ANNUAL MEETING AND PROXY STATEMENT

What is a proxy?

A proxy is your legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. Richard S. Danforth, Chief Executive Officer, and Dennis D. Klahn, Chief Financial Officer and Secretary (the “proxyholders”), have been designated as proxies for the Annual Meeting.

What is a Proxy Statement?

A Proxy Statement is a document that the regulations of the Securities and Exchange Commission (“SEC”) require us to give you when we ask you to sign a proxy card designating the proxyholders as proxies to vote on your behalf. The Proxy Statement includes information about the proposals to be considered at the Annual Meeting and other required disclosures including information about our Board and executive officers.

Why is the Annual Meeting being held virtually?

The Annual Meeting is being held in a virtual-only format in order to keep everyone safe in light of the global pandemic resulting from COVID-19, to ensure compliance with any governmental requirements that may be in place at the time of the meeting, to enable participation by the broadest number of stockholders possible and to save costs compared to a physical meeting.

What if I have technical or other “IT” problems logging into or participating during the Annual Meeting live webcast?

We have established a toll-free technical support “help line” that can be accessed by any stockholder who experiences any problems logging into or participating during the Annual Meeting. If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the toll-free telephone number that will be shown on the login page for the virtual Annual Meeting and a member of the technical support team will assist you.

How can I participate and ask questions at the Annual Meeting?

We are committed to ensuring that our stockholders have substantially the same opportunities to participate in the virtual Annual Meeting as they would have at an in-person meeting. In order to submit a question at the Annual Meeting, you will need to login to the live webcast. Once you are logged in, you may submit questions online before and during the Annual Meeting. We encourage you to submit any question that is relevant to the business of the meeting. All appropriate questions asked during the Annual Meeting will be read and addressed during the meeting. Stockholders are encouraged to login to the live webcast at least 15 minutes prior to the scheduled start time of the Annual Meeting to test their internet connectivity.

Who can vote at the Annual Meeting?

We have designated a record date of January 25, 2021 for the Annual Meeting. Only stockholders of record at the close of business on the record date will be entitled to notice of and to vote at the Annual Meeting, via live webcast at www.proxydocs.com/GNSS. At the close of business on January 25, 2021, we had outstanding and entitled to vote 33,636,235 shares of common stock. On all matters to be voted upon at the Annual Meeting, each holder of record of common stock on the record date will be entitled to one vote for each share held. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Stockholder of Record - Shares Registered in Your Name

If, at the close of business on the record date, your shares were registered directly in your name with our transfer agent, Issuer Direct Corporation, then you are a stockholder of record. As a stockholder of record, you may vote at www.proxydocs.com/GNSS at the Annual Meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to ensure your vote is counted by submitting your proxy by signing and dating the enclosed proxy card and returning it in the postage-paid envelope provided or by voting via the Internet or by telephone by following the instructions provided on the enclosed proxy card. Simply follow the instructions on the accompanying proxy card for each voting method.

Beneficial Owner - Shares Registered in the Name of a Broker, Bank or Other Agent

If, at the close of business on the record date, your shares were not held in your name, but rather in an account at a brokerage firm, bank or other agent, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by your broker, bank or other agent. The broker, bank or other agent holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting, via live webcast by visiting and registering at www.proxydocs.com/GNSS prior to the deadline of Friday, March 12, 2021. However, since you are not the stockholder of record, you may not vote your shares at the meeting unless you request and obtain a valid proxy issued in your name from your broker, bank or other agent. If your broker holds your shares in its name and you do not instruct your broker how to vote, your broker will nevertheless have discretion to vote your shares on “routine” matters. Your broker will not have discretion to vote on “non-routine” matters absent direction from you. The election of directors (Proposal 1), the amendment to our Amended and Restated 2015 Equity Incentive Plan to increase the number of shares authorized for issuance thereunder (Proposal 3), and the advisory vote on executive compensation (Proposal 5) are considered “non-routine” under applicable rules. The ratification of the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for fiscal 2021 (Proposal 2) and the amendment to our Certificate of Incorporation to increase the number of shares of our common stock authorized for issuance (Proposal 4) are considered “routine” under applicable rules. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore there may be broker non-votes on these proposals.

How can I attend the Annual Meeting?

You will be admitted to the virtual Annual Meeting, via live webcast, if you were a stockholder as of the close of business on January 25, 2021, or you have authority to vote under a valid proxy for the Annual Meeting. You must visit and register at www.proxydocs.com/GNSS prior to the deadline of Friday, March 12, 2021. In order to register, you must use the control number that is printed on your proxy/voting instruction card, the Notice of Availability of Proxy Materials, or the email sending you the link to the proxy materials, as applicable. Approximately one hour prior to the meeting start time, all pre-registered shareholders will receive an email containing a unique URL link gaining them access to the meeting – as well as a link giving them the ability to vote during the meeting. To log in, you will need to follow the subsequent instructions you receive via this email communication. The virtual meeting platform is fully supported across browsers (Chrome, Firefox, Edge and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. If you encounter any technical difficulties logging onto or during the meeting, there will be a toll-free technical support “help line” to assist you. Technical support will be available 15 minutes prior to the start time of the meeting and through the conclusion of the meeting.

What proposals will be presented at the Annual Meeting?

At the Annual Meeting, stockholders eligible to vote will consider and vote upon (1) the election of six directors to serve for the ensuing year and until their successors are elected, (2) the ratification of the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2021, (3) approval of an amendment to our Amended and Restated 2015 Equity Incentive Plan to increase the number of shares authorized for issuance thereunder, (4) approval of an amendment to our Certificate of Incorporation, to increase the number of shares of our common stock, par value $0.00001 per share, authorized for issuance from 50,000,000 to 100,000,000, (5) an advisory vote on the compensation of our named executive officers, and (6) such other business as may properly come before the meeting or any adjournment or postponement thereof.

How does the board recommend I vote on these proposals?

Our Board’s recommendations are set forth, together with a description of the proposals, in this Proxy Statement. In summary, our Board of Directors recommends that you vote:

•	FOR each of the nominees for director named in this Proxy Statement to serve until the Annual Meeting of Stockholders in 2022 and until their successors are duly elected and qualified (see page 5);

•	FOR the ratification of the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for our fiscal year ended September 30, 2021 (see page 11);

•	FOR the approval of an amendment to our Amended and Restated 2015 Equity Incentive Plan to increase the number of shares authorized for issuance thereunder (see page 12);

•

FOR the approval of an amendment to our Certificate of Incorporation, as amended, to increase the number of shares of our common stock, par value $0.00001 per share, authorized for issuance from 50,000,000 to 100,000,000 (see page 18); and

•	FOR the approval, on an advisory basis, of the compensation of our executive officers (see page 21).

What vote is required to approve each matter and how are votes counted?

Virtual attendance at the Annual Meeting constitutes presence in person for purposes of a quorum. If a quorum is present at the Annual Meeting, the votes required for the proposals to be considered at the Annual Meeting and the treatment of abstentions and broker non-votes in respect of such proposals are as follows:

•

Election of Directors. The six nominees for director receiving the highest number of votes FOR election will be elected as directors. This is called a plurality. Abstentions and broker non-votes, if any, are not counted for purposes of electing directors and will have no effect on the results of this vote. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will not be included in the vote tally for the election of directors.

•

Ratification of Baker Tilly US, LLP as our Independent Registered Public Accounting Firm. The affirmative vote of a majority of the votes cast at the Annual Meeting is required to ratify Baker Tilly US, LLP as our independent registered public accounting firm for our fiscal year ending September 30, 2021. Abstentions will not count as votes cast for purposes of this proposal and, as a result, abstentions will have no effect on the outcome of this proposal.

•

Approval of an Amendment to our Amended and Restated 2015 Equity Incentive Plan. The affirmative vote of a majority of votes cast at the Annual Meeting is required to approve the amendment to our Amended and Restated 2015 Equity Incentive Plan to increase the number of shares authorized for issuance thereunder. Abstentions will not count as votes cast for purposes of this proposal and, as a result, abstentions will have no effect on the outcome of this proposal. Broker non-votes are not considered entitled to vote on this proposal and, as a result, broker non-votes will have no effect on the outcome of this proposal.

•

Approval of an Amendment to our Certificate of Incorporation. The affirmative vote of a majority of shares of our common stock outstanding on the record date is required to approve the amendment to our Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock, par value $0.00001 per share, authorized for issuance from 50,000,000 to 100,000,000. Abstentions will count as present for purposes of determining the presence of a quorum, but will not be considered as votes cast for or against this proposal and, as a result, will have the effect of votes against this proposal.

•

Advisory vote on executive compensation. The affirmative vote of a majority of shares votes cast at the Annual Meeting is required to approve, on an advisory basis, the compensation of our named executive officers. Abstentions will not count as votes cast for purposes of this proposal and, as a result, abstentions will have no effect on the outcome of this proposal. Broker non-votes are not considered entitled to vote on this proposal and, as a result, broker non-votes will have no effect on the outcome this proposal.

How do I vote?

It is important that your shares are represented at the Annual Meeting, whether or not you attend the Annual Meeting, via live webcast. To make sure that your shares are represented, we urge you to vote as promptly as possible by signing and dating the enclosed proxy card and returning it in the postage-paid envelope provided or by voting via the Internet or by telephone by following the instructions provided on the enclosed proxy card.

If you are a stockholder of record, there are four ways to vote:

•	By calling the toll-free telephone number indicated on your proxy card. Follow the voice prompts to vote your shares and confirm that your instructions have been properly recorded,

•	By going to the Internet website indicated on your proxy card. As with telephone voting, you can confirm that your instructions have been properly recorded,

•	By signing, dating and returning the accompanying proxy card, or

•

By voting at the virtual Annual Meeting, by following the instructions you receive via email after you register at www.proxydocs.com/GNSS, prior to the deadline of Friday, March 12, 2021 at 5 p.m. eastern.

If your shares are held in street name, please follow the voting instructions provided by your bank, broker or other agent. In most cases, you may submit voting instructions by telephone or by Internet to your bank, broker or other agent, or you can sign, date and return a voting instruction form to your bank, broker or other agent. If you provide specific voting instructions by telephone, by Internet or by mail, your bank, broker or other agent must vote your shares as you have directed.

At the Annual Meeting, you may vote by following the instructions after registering at www.proxydocs.com/GNSS prior to the deadline of Friday, March 12, 2021 at 5 p.m. eastern. If you hold your shares in street name, you must request a legal proxy from your bank, broker or other nominee to vote at the Annual Meeting.

How can I change or revoke my vote?

You can revoke your proxy at any time before the applicable vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any of the following ways:

•	you may submit another properly executed proxy by telephone, by Internet or by signing, dating and returning a later dated proxy card,

•	you may send a written notice that you are revoking your proxy to our Corporate Secretary at 16262 West Bernardo Drive, San Diego, California 92127, or

•	you may attend the virtual Annual Meeting and vote by following the instructions you receive via email (however, simply attending the Annual Meeting will not, by itself, revoke your proxy).

If your shares are held by your broker, bank or other agent, follow the instructions provided by them.

How many shares must be present to hold the Annual Meeting?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares as of the close of business on the record date are represented by stockholders present at the meeting or by proxy. Virtual attendance at the Annual Meeting constitutes presence in person for purposes of a quorum. At the close of business on the record date, there were 33,636,235 shares outstanding and entitled to vote. Therefore, in order for a quorum to exist, 16,818,118 shares must be represented by stockholders present at the meeting or by proxy. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other agent) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement.

What if a quorum is not present at the meeting?

If a quorum is not present at the scheduled time of the Annual Meeting, we may adjourn the meeting, either with or without the vote of the stockholders. If we propose to have the stockholders vote whether to adjourn the meeting, the proxyholders will vote all shares for which they have authority in favor of the adjournment. We may also adjourn the meeting if for any reason we believe that additional time should be allowed for the solicitation of proxies. An adjournment will have no effect on the business that may be conducted at the Annual Meeting.

What if I do not specify a choice for a matter when returning a proxy?

If you indicate a choice on your proxy on a particular matter to be acted upon, the shares will be voted as indicated. If you are a stockholder of record and you return a signed proxy card but do not indicate how you wish to vote, the proxyholders will vote your shares in the manner recommended by our Board of Directors on all matters presented in this Proxy Statement and as the proxyholders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting. If you do not return a proxy card, your shares will not be voted and will not be deemed present for the purpose of determining whether a quorum exists.

If you are a beneficial owner and the organization holding your account does not receive instructions from you as to how to vote those shares, under the rules of various national and regional securities exchanges, that organization may exercise discretionary authority to vote on routine proposals but may not vote on “non-routine” proposals. As a beneficial owner, you will not be deemed to have voted on such “non-routine” proposals. The shares that cannot be voted by brokers on “non-routine” matters are called broker non-votes. Broker non-votes will be deemed present at the Annual Meeting for purposes of determining whether a quorum exists for the Annual Meeting. The election of directors (Proposal 1), the approval of an amendment to our Amended and Restated 2015 Equity Incentive Plan to increase the number of shares authorized for issuance thereunder (Proposal 3), and the advisory vote on executive compensation (Proposal 5) are considered “non-routine” under applicable rules. The ratification of the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for fiscal 2021 (Proposal 2) and the approval of an amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock, par value $0.00001 per share, authorized for issuance from 50,000,000 to 100,000,000 (Proposal 4) are considered “routine” under applicable rules.

What does it mean if I receive more than one proxy card?

If you hold your shares in more than one account, you will receive a proxy card for each account. To ensure that all of your shares are voted, please sign, date and return the proxy card for each account or vote via the Internet or by telephone following the instructions provided on the proxy card for each account.

How will voting on any other business be conducted?

Although we do not know of any business to be considered at the Annual Meeting other than the proposals described in this Proxy Statement, if any other business properly comes before the Annual Meeting, your proxy or voting instruction gives authority to the proxyholders to vote on those matters in their discretion.

May I propose matters for consideration at next year’s annual meeting or nominate individuals to serve as directors?

Yes. If you wish to propose a matter for consideration at next year’s annual meeting or if you wish to nominate a person for election as one of our directors, see the information set forth in “Stockholder Proposals” and “Stockholder Nominations” below.

How can I find out the results of the voting at the Annual Meeting?

We will announce preliminary voting results at the Meeting and publish final results in a Current Report on Form 8-K within four business days following the Annual Meeting.

Where can I access an electronic copy of the Proxy Statement and Annual Report on Form 10-K for the fiscal year ended September 30, 2020?

You may access an electronic copy of the Proxy Statement, form of proxy card, and the Annual Report on Form 10-K for the fiscal year ended September 30, 2020 at: www.proxydocs.com/GNSS.

PROPOSAL ONE
ELECTION OF DIRECTORS

Director Nominees

The Board of Directors currently consists of six directors, all of whom were elected to our Board of Directors at the 2020 annual meeting of stockholders. Each director to be elected will hold office until the next annual meeting of stockholders and until his or her successor is elected and has qualified, or until such director’s earlier death, resignation or removal. The Board, upon recommendation by our Nominating and Corporate Governance Committee, has nominated the nominees listed below for election to our Board of Directors.

We encourage our Board members to attend our Annual Meeting of stockholders. All nominees attended the 2020 Annual Meeting of stockholders.

Nomination Process

In considering candidates for election to the Board, the Nominating and Corporate Governance Committee seeks to assemble a Board that, as a whole, possesses the appropriate balance of professional, management and industry experience, qualifications, attributes, skills, expertise and involvement in areas that are of importance to our business and professional reputation. The Nominating and Corporate Governance Committee also considers other board service, business, financial and strategic judgment of potential nominees, and desires to have a Board that represents a diverse mix of backgrounds, perspectives and expertise consisting of directors who complement and strengthen the skills of other directors and who also exhibit integrity, collegiality, sound business judgment and any other qualities that the Nominating and Corporate Governance Committee views as critical to effective functioning of the Board. Each of the nominees for election to the Board has demonstrated a successful track record of strategic, business and financial planning and operating skills. In addition, each of the nominees for election to the Board has experience in management and leadership development and an understanding of operating and corporate governance issues for a public company such as Genasys Inc.

Voting

Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the six nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve. There are no arrangements or understandings between us and any other person pursuant to which they or any other director has been selected as a director or nominee at the Annual Meeting.

The six candidates receiving the highest number of affirmative votes cast at the meeting will be elected directors.

For the reasons set forth in this Proxy Statement, and in particular, each nominee’s qualifications and experience described below, the Board unanimously recommends a vote IN FAVOR of each of the Board’s nominees for director.

Nominees

The names of the nominees and certain information about them are set forth below. Such information includes their present positions, principal occupations and public company directorships held in the past five years as well as the specific experience, qualifications, attributes or skills of each nominee that led the Board to believe that, as of the date of this Proxy Statement, the nominee is qualified to serve on the Board. However, each member of the Board may have a variety of reasons for believing a particular person would be an appropriate Board member, and these views may differ from the views of other members of the Board.

Name	Age	Position and Offices	Director Since

John G. Coburn (2)(3)	79	Chairman of the Board	2013
Richard S. Danforth	61	Chief Executive Officer and Director	2017
Scott L. Anchin (1)(2)(3)	46	Director	2016
Laura M. Clague (1)(3)	61	Director	2007
Daniel H. McCollum (1)(3)	46	Director	2016
Richard H. Osgood III (2)(3)	66	Director	2013

(1) Member of Audit Committee
(2) Member of Compensation Committee
(3) Member of Nominating and Corporate Governance Committee

John G. Coburn, age 79, has been a director since July 2013 and was appointed Chairman of our Board of Directors in March 2015. From November 2011 through December 2019, General Coburn was the Chief Executive Officer and Chairman of VT Systems, Inc., an engineering group providing solutions and services in the aerospace, electronics, land systems and marine sectors. Prior to joining VT Systems, General Coburn served in the United States Army for 39 years in various logistics positions. His last assignment was as commanding general of the United States Army Material Command (AMC). General Coburn is a distinguished military graduate of Eastern Michigan University where he was commissioned as a second lieutenant in the infantry. General Coburn holds a B.A. in Education from Eastern Michigan University, a master’s degree in Political Science from the University of Kansas, a J.D. from the University of Missouri, and an honorary Ph.D. from Eastern Michigan University. General Coburn’s extensive executive management experience as well as his senior military leadership experience and logistics, procurement and program development background qualify him to serve on our Board.

Richard S. Danforth, age 61, was appointed Chief Executive Officer in August 2016 and elected as a director in March 2017. Prior to joining our Company, Mr. Danforth founded RsD Aero, Ltd., a consulting firm in the defense, aerospace, space and transportation industries, in October 2013. Between March 2002 and October 2013, Mr. Danforth served in numerous leadership positions with DRS Technologies, Inc., including Group President of DRS Integrated Defense Systems & Service between 2008 and 2013, President, Chief Executive Officer and director of DRS Defense Solutions between 2008 and 2012, President of Command Control & Communication between 2005 and 2008, President of Navy Electronics & Intelligence Systems between 2004 and 2005, and Executive Vice President of the Electronics Systems Group between 2002 and 2004. Between 2000 and 2001, Mr. Danforth served as Senior Vice President, Commercial Aircraft Business at Raytheon Company. Mr. Danforth holds a Masters in Engineering Management from Western New England College and Bachelor of Science, Industrial Technology from University of Massachusetts, Lowell. Mr. Danforth’s extensive business experience with strategy, leadership and execution at large defense companies qualifies him to serve on our Board.

Scott L. Anchin, age 46, has been a director since March 2016. Mr. Anchin is currently the Managing Member of Meadow Hill Place, LLC, which provides management advisory services to growth stage companies. Previously Scott served as a Partner with Cormont Strategic Services and as a Managing Director with Opportune LLP, where he provided restructuring advisory services to companies and stakeholders in distressed situations. From 2009 to February 2016, Mr. Anchin was employed by Alvarez & Marsal North America, LLC, a global professional services firm specializing in turnaround and interim management and performance improvement. He is a non-practicing Certified Public Accountant in the State of New York and holds a B.S. in Accounting from the Wharton School of Business at the University of Pennsylvania and an M.B.A. with a concentration in Management from Columbia Business School. Mr. Anchin’s accounting, management and restructuring experience and background, and his expertise in advising companies and stakeholders in difficult circumstances qualify him to serve on our Board.

Laura M. Clague, age 61, has been a director since February 2007. Ms. Clague has over 30 years of financial experience. Ms. Clague has served as Senior Vice President and Chief Financial Officer of Retrophin, Inc. since November 2014. From 2012 to October 2014, Ms. Clague served as Chief Financial Officer of the San Diego and Ohio operations of Amylin Pharmaceuticals, LLC, a wholly owned subsidiary of Bristol-Myers Squibb. Prior to the acquisition by Bristol-Myers Squibb in 2012, Ms. Clague was the Vice President, Corporate Controller and Chief Accounting Officer of Amylin for 10 years, and during this time also served as the CFO of the Amylin/Lilly Collaboration. Earlier, Ms. Clague held financial roles at Sony Electronics Inc, Cubic Corporation, and KPMG. Ms. Clague is a certified public accountant in the State of California, and has a B.S. in Business Administration from Menlo College. Ms. Clague also serves on the board of directors of Fluidigm. Ms. Clague’s qualifications to serve on the Board include her significant experience as a financial executive in a publicly traded company, as well as her strong accounting and finance background resulting from her years in public accounting and industry.

Daniel H. McCollum, age 46, has been a director since March 2016. Mr. McCollum has over 20 years of experience as an investment banker and institutional investor. Mr. McCollum has served as Deputy Chief Investment Officer at Hirtle Callaghan & Co. since January 2018. Previously, Mr. McCollum was Managing Director in the Investment Office of Brown University from July 2013 to January 2018 and Managing Director of Narragansett Asset Management LP from October 2008 to December 2012. Mr. McCollum holds a B.A. in Economics from the University of California at Berkeley and an M.B.A. from the Columbia Business School. Mr. McCollum’s experience in identifying, evaluating and managing financial and organizational risks and his experience with strategic investment analysis qualify him to serve on our Board.

Richard H. Osgood III, age 66, has been a director since July 2013. Mr. Osgood retired in 2012 after serving as Head of Equity Capital Markets for Wedbush Securities since January 2009. Mr. Osgood joined Wedbush Securities when it acquired Pacific Growth Equities, which Mr. Osgood founded in 1991. Mr. Osgood served in various capacities with Pacific Growth Equities prior to its acquisition, including President, Chief Executive Officer, Chief Operating Officer, Chairman and Executive Chairman. Prior to founding Pacific Growth Equities, Mr. Osgood was the Head of Capital Markets, Sales and Trading at Volpe, Welty and Company, a company he also co-founded in 1986. Previously, Mr. Osgood held senior positions in institutional sales at Montgomery Securities, Rotan Mosely and Smith Barney. Mr. Osgood holds a B.A. in Psychology and a B.S. in Biology from the University of the South. Mr. Osgood’s capital markets and securities industry expertise, as well as his management and strategic experience qualify him to serve on our Board.

BOARD AND COMMITTEE MATTERS
AND CORPORATE GOVERNANCE MATTERS

Corporate Governance

We maintain a corporate governance page on our website that includes key information about our corporate governance initiatives, including our Code of Business Conduct and Ethics, our Charters for the committees of the Board, and our Whistleblower Protection Policy. The corporate governance page can be found at www.genasys.com by clicking on “Investors,” and then on “Governance.” The information contained on our website is not incorporated by reference into and does not form a part of this Proxy Statement.

Our policies and practices reflect corporate governance initiatives that are designed to be compliant with the listing requirements of the NASDAQ Stock Market and the corporate governance requirements of applicable securities laws, including:

•	Five of our six Board members are independent of our company and our management;

•	All members of our standing Board committees are independent of our company and our management;

•	The independent members of our Board meet regularly without the presence of management;

•	We have a clear code of business conduct and ethics that applies to our principal executive officers, our directors and all of our employees, and is monitored by our Audit Committee;

•	The charters of the Board committees clearly establish their respective roles and responsibilities; and

•

We have a hotline available to all employees, and our Audit Committee has procedures in place for the anonymous submission of employee complaints on accounting, internal accounting controls, or auditing matters.

Board of Directors

Our Board currently consists of six directors: General John G. Coburn (Chair), Scott L. Anchin, Laura M. Clague, Richard S. Danforth, Daniel H. McCollum, and Richard H. Osgood III. During the fiscal year ended September 30, 2020, our Board held six meetings. All directors serving on the Board during the fiscal year ended September 30, 2020 attended at least 75% of the aggregate of the total number of the meetings of the Board and the total number of meetings held by all committees of the Board on which he or she served (in each case during the period in which he or she served).

Independence of the Board

As required under the NASDAQ Stock Market listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. After review of all relevant transactions or relationships between each director, or any of his or her family members, and us, our senior management and our independent registered public accounting firm, our Board has affirmatively determined that Mr. Anchin, Ms. Clague, General Coburn, Mr. McCollum, and Mr. Osgood are independent directors within the meaning of the applicable NASDAQ listing standards.

Board Leadership Structure

Richard S. Danforth currently serves as our Chief Executive Officer and as a director. General John G. Coburn currently serves as Chairman of the Board. The Board does not have a formal policy with respect to separation of the offices of Chairman of the Board and Chief Executive Officer, and the Board believes that it should maintain flexibility to select our Chief Executive Officer, Chairman and board leadership structure from time to time. The Board believes that it is currently in our best interest, and that of our stockholders, for Mr. Danforth to serve as Chief Executive Officer and General Coburn to serve as Chairman. The Board believes that separating these positions allows the Chief Executive Officer to focus on day-to-day business operations, while allowing the Chairman of the Board to lead the Board of Directors in its primary role of review and oversight of management.

Role of Board in Risk Oversight

Our management is primarily responsible to manage risk and inform the Board regarding our most material risks. The Board has oversight responsibility of the processes established to monitor and manage such risks. The Board believes that such oversight function is the responsibility of the entire Board through frequent reports and discussions at regularly scheduled Board meetings. In addition, the Board has delegated specific risk management oversight responsibility to the Audit Committee and to the independent members of the Board. In particular, the Audit Committee oversees management of risks related to accounting, auditing and financial reporting and maintaining effective internal controls for financial reporting. The Compensation Committee oversees risk management related to our executive compensation plans and arrangements. The Nominating and Corporate Governance Committee oversees risk management related to the nomination of director candidates and our corporate governance practices. The Board believes that the leadership structure described above under “Board Leadership Structure” facilitates the Board’s oversight of risk management because it allows the Board, working through its committees to participate actively in the oversight of management’s actions. These specific risk categories and our risk management practices are regularly reviewed by the entire Board in the ordinary course of regular Board meetings.

Executive Sessions

As required under NASDAQ listing standards, during the calendar year ended December 31, 2020, our independent directors met at least twice in regularly scheduled executive sessions at which only independent directors were present.

Stockholder Communications with the Board

We have adopted a formal process by which stockholders may communicate with our Board. The Board recommends that stockholders initiate any communications with the Board in writing and send them in care of Investor Relations by mail to our principal offices, 16262 West Bernardo Drive, San Diego, CA 92127. This centralized process will assist the Board in reviewing and responding to stockholder communications in an appropriate manner. The name of any specific intended Board recipient should be noted in the communication. The Board has instructed Investor Relations to forward such correspondence only to the intended recipients; however, the Board has also instructed Investor Relations, prior to forwarding any correspondence, to review such correspondence and, in its discretion, not to forward certain items if they are deemed of a personal, illegal, commercial, offensive or frivolous nature or otherwise inappropriate for the Board’s consideration. In such cases, that correspondence will be forwarded to our corporate Secretary for review and possible response. This information is also contained on our website at www.genasys.com.

Information Regarding the Board Committees

During the full fiscal year ended September 30, 2020, the Board had three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. The current charters for the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee can be found on our website at www.genasys.com.

Audit Committee

Our Board has a separately designated standing Audit Committee established in accordance with Section 3(a)(58) of the Securities Exchange Act of 1934 (the “Exchange Act”). The Audit Committee oversees our corporate accounting and financial reporting processes. Among other functions, the Audit Committee:

•	evaluates the performance of and assesses the qualifications of the independent registered public accounting firm;

•	engages the independent registered public accounting firm;

•	determines whether to retain or terminate the existing independent registered public accounting firm or to appoint and engage a new independent registered public accounting firm;

•	confers with senior management and the independent registered public accounting firm regarding the adequacy and effectiveness of financial reporting;

•	reviews and approves the retention of the independent registered public accounting firm to perform any proposed permissible non-audit services;

•	considers the effectiveness of our company’s internal control system, including information technology security and control;

•

understands the scope of the independent registered public accounting firm’s review of internal control over financial reporting, and obtains reports on significant findings and recommendations, together with management’s responses;

•	monitors the rotation of partners of the independent registered public accounting firm on our audit engagement team as required by law;

•

oversees procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

•	reviews the procedures for communicating the code of business conduct and ethics to our company personnel, and for monitoring compliance therewith;

•	reviews annually the Audit Committee’s written charter and its performance and reports the same to the Board;

•	reviews the financial statements to be included in our Annual Report on Form 10-K as well as interim financial reports;

•	discusses with management and the independent registered public accounting firm the results of the annual audit and the results in our quarterly financial statements; and

•	reviews and approves all related party transactions on an ongoing basis.

The Audit Committee has the authority to retain special legal, accounting or other advisors or consultants as it deems necessary or appropriate to carry out its duties. The Audit Committee is composed of Ms. Clague (Chair), and Messrs. Anchin and McCollum. The Audit Committee met four times during fiscal 2020.

The Board annually reviews the NASDAQ listing standards definition of independence for audit committee members and has determined that all members of our Audit Committee are independent under applicable SEC rules and NASDAQ listing standards. Our Board has determined that each member of the Audit Committee is able to read and understand fundamental financial statements, including our company’s balance sheet, income statement and cash flow statement. Our Board has also determined that each of Ms. Clague and Mr. Anchin qualifies as an “audit committee financial expert,” as defined in applicable SEC rules. In making such determination, the Board made a qualitative assessment of Ms. Clague’s and Mr. Anchin’s level of knowledge and experience based on a number of factors, including Ms. Clague’s and Mr. Anchin’s formal education and experience.

Compensation Committee

The Compensation Committee assists in the implementation of, and provides recommendations with respect to, our general and specific compensation policies and practices for our company’s executives. The Compensation Committee also administers our Amended and Restated 2015 Equity Incentive Plan. Among other functions, the Compensation Committee:

•	reviews and approves the performance goals and objectives for executive officers, including our Chief Executive Officer;

•	evaluates the Chief Executive Officer’s performances in light of those goals and objectives and recommends to the Board the Chief Executive Officer’s compensation levels;

•	recommends to the Board the compensation of executive officers other than the Chief Executive Officer;

•	reports on executive compensation for inclusion in our company’s proxy statements;

•	reviews annually the Board compensation and makes related recommendations to the Board; and

•	reviews annually the Compensation Committee’s written charter and its performance and reports the same to the Board.

The Compensation Committee has the authority to retain special legal or other advisors or consultants as it deems necessary or appropriate to carry out its duties. The Compensation Committee is composed of Mr. Osgood (Chair), Mr. Anchin, and General Coburn. The Compensation Committee held two meetings during fiscal 2020. Each member of the Compensation Committee is independent under applicable NASDAQ listing standards and a “non-employee director” as defined in Rule 16b-3 under the Exchange Act.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee identifies and recommends to our Board of Directors individuals qualified to become members of the Board, reviews and advises our Board of Directors with respect to corporate governance principals and policies, and oversees the annual evaluation of the Board’s effectiveness. Among other functions, the Nominating and Corporate Governance Committee:

•	identifies and evaluates qualified candidates to become members of our Board of Directors;

•	recommends nominees for election as directors at the next annual meeting of stockholders (or special meeting of stockholders at which directors are to be elected);

•	recommends candidates to fill vacancies on our Board of Directors;

•	makes recommendations to our Board of Directors regarding the membership of the committees of our Board of Directors;

•	considers, develops and recommends to our Board of Directors policies and procedures with respect to the nomination of directors and other corporate governance matters; and

•	oversees the evaluation of our Board of Directors.

The Nominating and Corporate Governance Committee has the authority to retain special legal or other advisors or consultants as it deems necessary or appropriate to carry out its duties. The Nominating and Corporate Governance Committee is composed of General Coburn (chair), Ms. Clague, and Messrs. McCollum and Osgood. The Nominating and Corporate Governance Committee held one meeting during fiscal 2020. Each member of the Nominating and Corporate Governance Committee is independent under applicable NASDAQ listing standards.

Director Nominations

The Nominating and Corporate Governance Committee makes recommendations to the full Board for nominations to fill vacancies on the Board and for selecting the management nominees for the directors to be elected by our stockholders at each annual meeting.

Director Qualifications

The Nominating and Corporate Governance Committee believes that new candidates for director should have certain minimum qualifications, including having the knowledge, capabilities, experience and contacts that complement those currently existing within our company; ability and qualifications to provide our management with an expanded opportunity to explore ideas, concepts and creative approaches to existing and future issues, and to guide management through the challenges and complexities of building a quality company; ability to meet contemporary public company board standards with respect to general governance; stewardship, depth of review, independence, financial certification, personal integrity and responsibility to stockholders; genuine desire and availability to participate actively in the development of our future; and an orientation toward maximizing stockholder value in realistic time frames. The Nominating and Corporate Governance Committee also intends to consider for new Board members such factors as ability to contribute strategically through relevant industry background and experience, on either the vendor or the end user side; strong current industry contacts; ability and willingness to introduce and open doors to executives of potential customers and partners; current employment as the Chief Executive Officer of an acoustic products, media, advertising, military or government supply company larger than our company; independence from our company and current Board members; and a recognizable name that would add credibility and value to our company and its stockholders. The Nominating and Corporate Governance Committee does not have a formal policy regarding diversity, but as described above considers a broad range of attributes and characteristics in identifying and evaluating nominees for election to the Board. The Nominating and Corporate Governance Committee views diversity broadly to include diversity of experience, skills and viewpoint in addition to more traditional diversity concepts. The Nominating and Corporate Governance Committee may modify these qualifications from time to time.

Evaluating Nominees for Director

The Nominating and Corporate Governance Committee reviews candidates for director nominees in the context of the current composition of our Board, our operating requirements and the long-term interests of stockholders. In conducting this assessment, the Nominating and Corporate Governance Committee currently considers, among other factors, diversity, age, skills, and such other factors as it deems appropriate given the current needs of the Board and our company, to maintain a balance of knowledge, experience and capability. In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews such directors’ overall service to our company during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors’ independence. In the case of new director candidates, the Nominating and Corporate Governance Committee also determines whether the nominee must be independent, which determination is based upon applicable NASDAQ listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Nominating and Corporate Governance Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the background and qualifications of possible candidates after considering the function and needs of our Board. The Nominating and Corporate Governance Committee meets to discuss and consider such candidates’ qualifications and then selects a nominee for recommendation to our Board by majority vote. To date, neither the Nominating and Corporate Governance Committee nor any predecessor to the Nominating and Corporate Governance Committee has paid a fee to any third party to assist in the process of identifying or evaluating director candidates.

Stockholder Nominations

The Nominating and Corporate Governance Committee applies the same guidelines (described above) to stockholder nominees as applied to nominees from other sources. Any stockholder who wishes to recommend for the Nominating and Corporate Governance Committee or the Board of Director’s consideration a prospective nominee to serve on the Board may do so by giving the candidate’s name and qualifications in writing to the Chair of the Nominating and Corporate Governance Committee at the following address: 16262 West Bernardo Drive, San Diego, California 92127.

Code of Business Conduct and Ethics

We have adopted a “Code of Business Conduct and Ethics,” a code of ethics that applies to all employees, including our executive officers. A copy of the Code of Business Conduct and Ethics is posted on our Internet site at www.genasys.com. In the event we make any amendments to, or grant any waivers of, a provision of the Code of Business Conduct and Ethics that applies to the principal executive officer, principal financial officer, or principal accounting officer that requires disclosure under applicable SEC rules, we intend to disclose such amendment or waiver and the reasons therefor on a Form 8-K or on our next periodic report.

PROPOSAL TWO
RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

As stated in our Form 8-K filed with the SEC on November 5, 2020, we were notified on November 1, 2020 that our previous auditors, Squar Milner, LLP was combined with Baker Tilly US, LLP in a transaction pursuant to which Squar Milner, LLP combined its operations with Baker Tilly US, LLP and certain of the professional staff and partners of Squar Milner, LLP joined Baker Tilly US, LLP either as employees or partners of Baker Tilly US, LLP. On November 1, 2020, Squar Milner, LLP resigned as our auditors, and on November 4, 2020, our Audit Committee engaged Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2021. A representative of Baker Tilly US, LLP is expected to be present at the Annual Meeting. If present, the representative will have the opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions. Stockholder ratification of the selection of Baker Tilly US, LLP is not required by our bylaws or otherwise. However, we are submitting the selection of Baker Tilly US, LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will consider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interest of our company and our stockholders.

The affirmative vote of a majority of the votes cast at the meeting, either in person or by proxy, is required to ratify the selection of Baker Tilly US, LLP. Abstentions and broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

Independent Registered Public Accountants Fees

The following table presents fees billed by Squar Milner LLP, for professional services rendered for the fiscal years ended September 30, 2019 and 2020:

	Fiscal 2019	Fiscal 2020
Audit Fees (1)	$161,675	$172,254
Audit Related Fees (2)	2,815	—
Tax Fees (3)	19,216	21,995
All Other Fees (4)	—	—
Total	$183,706	$194,249
(1)

Audit Fees include fees and expenses for professional services rendered in connection with the audit of our financial statements for those years, reviews of the financial statements included in each of our quarterly reports on Form 10-Q during those years and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements.

(2)

Audit Related Fees consist of fees billed for assurance related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” Included in Audit Related Fees are fees and expenses related to reviews of SEC filings other than Forms 10-K and 10-Q.

(3)	Tax Fees include the aggregate fees paid by us during the fiscal year indicated for professional services for tax compliance, tax advice and tax planning.
(4)	All Other Fees consist of fees for products and services other than the services reported above. No such fees were billed by Squar Milner LLP for fiscal 2019 or 2020.

Audit Committee Pre-Approval Policies and Procedures

All audit and non-audit services are pre-approved by the Audit Committee, which considers, among other things, the possible effect of the performance of such services on the registered public accounting firm’s independence. The Audit Committee pre-approves the annual engagement of the principal independent registered public accounting firm, including the performance of the annual audit and quarterly reviews for the subsequent fiscal year, and pre-approves specific engagements for tax services performed by such firm. The Audit Committee has also established pre-approval policies and procedures for certain enumerated audit and audit related services performed pursuant to the annual engagement agreement, including such firm’s attendance at and participation at Board and committee meetings; services of such firm associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings, such as comfort letters and consents; such firm’s assistance in responding to any SEC comment letters; and consultations with such firm as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, Public Company Accounting Oversight Board, Financial Accounting Standards Board, or other regulatory or standard-setting bodies. The Audit Committee is informed of each service performed pursuant to its pre-approval policies and procedures.

The Audit Committee has considered the role of Baker Tilly US, LLP in providing services to us for the fiscal year ended September 30, 2021 and has concluded that such services are compatible with such firm’s independence.

Our Board of Directors recommends a vote IN FAVOR of
the ratification of the selection of our independent registered public accounting firm.

PROPOSAL THREE
APPROVAL OF AMENDMENT OF
AMENDED AND RESTATED 2015 EQUITY INCENTIVE PLAN

General

In March 2017, our stockholders approved the Amended and Restated 2015 Equity Incentive Plan, which was adopted to provide us the ability to issue stock options and other equity-based incentives to attract and retain qualified personnel and to respond to relevant market changes in equity compensation practices.

On December 8, 2020, our Board of Directors approved an amendment to our Amended and Restated 2015 Equity Incentive Plan that: increases the number of shares authorized for issuance thereunder by a total of 5,000,000 shares for a total number of shares authorized for issuance thereunder equal to 8,467,133. The Board of Directors anticipates, based upon modeling and testing at various potential stock prices and assuming we continue to grant awards consistent with our current practices and historical usage, that this proposed increase in the number of authorized shares is sufficient to cover equity awards under the Amended and Restated 2015 Equity Incentive Plan through at least December 31, 2025.

Introduction

Our stockholders are being asked to approve the amendment of our Amended and Restated 2015 Equity Incentive Plan, a copy of which is attached as Appendix A to this proxy statement. The proposed amendment to our Amended and Restated 2015 Equity Incentive Plan is referred to herein as the “Plan Amendment” and the Amended and Restated 2015 Equity Incentive Plan, as amended by the Plan Amendment is referred to herein as the “Amended Plan.” The Compensation Committee of our Board of Directors approved the Plan Amendment on December 8, 2020, subject to stockholder approval. The Plan Amendment will become effective immediately upon stockholder approval at the Annual Meeting. If the Plan Amendment is not approved by our stockholders, the Plan Amendment will not become effective, the existing Amended and Restated 2015 Equity Incentive Plan will continue in full force and effect, and we may continue to grant awards under the Amended and Restated 2015 Equity Incentive Plan, subject to its terms, conditions and limitations, using the shares remaining available for issuance thereunder.

Overview of Proposed Amendment

Increase in Share Reserve. We strongly believe that an employee equity compensation program is a necessary and powerful incentive and retention tool that benefits all stockholders. As of January 25, 2021, a total of 3,467,133 shares of our common stock were reserved under the Amended and Restated 2015 Equity Incentive Plan, the aggregate number of shares of common stock subject to awards thereunder was 2,983,653 and a total of 483,480 shares of common stock remained available under the Amended and Restated 2015 Equity Incentive Plan for future issuance. As of January 25, 2021, an aggregate of 562,357 shares had been added back to the share reserve under the terms thereof as a result of the forfeiture, cancellation or expiration of awards under the 2005 Equity Incentive Plan (which shares are reflected in the current share reserve under the Amended and Restated 2015 Equity Incentive Plan as of January 25, 2021 described above) and no shares remain subject to outstanding awards under the 2005 Equity Incentive Plan that could, if such awards are forfeited, cancelled or expire, become eligible for future issuance under the terms of the Amended and Restated 2015 Equity Incentive Plan.

If our stockholders approve the Plan Amendment, an additional 5,000,000 shares will be reserved for issuance under the Amended Plan over the existing share reserve under the Amended and Restated 2015 Equity Incentive Plan for a total share reserve of 8,467,133 shares. As noted above, the Board of Directors anticipates that this proposed increase is sufficient to cover equity awards under the Amended and Restated 2015 Equity Incentive Plan through December 31, 2025.

All of the foregoing share numbers may be further adjusted for changes in our capitalization and certain corporate transactions, as described below under the heading “Adjustment of Shares” and “Change of Control.”

The Amended and Restated 2015 Equity Incentive Plan is not being amended in any material respect other than to increase the number of shares available for grant thereunder.

Request for Stockholder Approval

We believe that our ability to attract and retain qualified, high-performing employees and directors is vital to our success and growth as a company given the importance of knowledge, innovation and talent for employees and directors in our industry. Equity compensation is a very effective incentive and retention tool that encourages and rewards employee performance that aligns with stockholders’ interests and aligns the interests of our directors with stockholders’ interest. We believe that the Amended Plan is an essential platform for motivating and retaining our employees, and we request your approval of the Amended Plan.

Key Terms of the Amended Plan

The following is a summary of the key provisions of the Amended Plan, as it would become effective if the stockholders approve this Proposal 3. This summary does not purport to be a complete description of all the provisions of the Amended Plan. A copy of the Amended Plan has been filed with this proxy statement as Appendix A, and the following description of the Amended Plan is qualified in its entirety by reference to Appendix A.

Shares Reserved for Issuance and Outstanding under the Amended Plan

As of January 25, 2021, a total of 3,475,196 shares of our common stock are currently authorized for issuance under the Current Plan and will be reserved for issuance under the Amended Plan. Pursuant to the Amended Plan, the number of shares that will be reserved for issuance as of the effective date of the Amended Plan will be increased by 5,000,000 for a total share reserve under the Amended Plan of 8,467,133 shares. The table below presents information about the share reserve under the Amended Plan as well as the number of shares of our common stock underlying outstanding awards under the Amended Plan, including the shares of our common stock underlying restricted stock units that remain subject to stockholder approval of the Amended Plan.

As of January 25, 2021
Aggregate Share Reserve (assuming stockholder approval of the Plan Amendment)	8,467,133
Shares Subject to Outstanding Stock Options	2,746,218
Weighted average exercise price	$2.92
Weighted average remaining term	4.36
Shares Subject to Outstanding Restricted Stock Units	237,435
Shares Remaining Available for Issuance (assuming stockholder approval of the Plan Amendment)	5,483,480

Eligibility

Employees (including officers), consultants, advisors and members of the Board (including non-employee directors) are eligible to participate in the Amended Plan. As of January 25, 2021, there were approximately 116 employees, including 2 executive officers, 5 non-employee directors, and various consultants that are eligible to receive awards under the Amended Plan. Since our executive officers and non-employee directors may participate in the Amended Plan, each of our executive officers, non-employee directors and director nominees has an interest in Proposal 3.

Types of Awards

The Amended Plan authorizes the award of stock options, restricted stock, stock appreciation awards, restricted stock units and performance awards, each individually an award.

Administration

The Board or any of its committees, as directed by the Board, referred to herein as the “administrator,” will administer the Amended Plan. The administrator has the authority to construe and interpret the Amended Plan, grant awards and make all other determinations necessary or advisable for the administration of the Amended Plan. The Compensation Committee of the Board of Directors, which is comprised solely of non-employee directors, administers the Amended Plan.

Reduction of Shares

For purposes of determining the number of shares available for grant under the Amended Plan, any equity award will reduce the number of shares available for issuance by one share.

Per-Share Exercise Price

The per-share exercise price of stock options and stock appreciation rights granted under the Amended Plan must equal at least the fair market value of a share of our common stock on the grant date of the stock option, except that stock options may be granted with a per-share exercise price of less than 100% of the fair market value per share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Internal Revenue Code of 1986, as amended. In the case of incentive stock options granted to an employee who, at the time the incentive stock options is granted, owns stock representing more than 10% of the voting power of all classes of stock of the Company, the per share exercise price will be no less than 110% of the fair market value per share on the date of grant.

No Repricing Without Stockholder Approval

The exercise price of a stock option or stock appreciation right granted under the Amended Plan may not be reduced (repriced) without first obtaining stockholder approval.

Vesting and Exercisability

Awards become vested and exercisable, as applicable, within such periods, or upon such events, as determined by the administrator and as set forth in the related award agreement. Vesting may be based on the passage of time in connection with services performed for us or upon achievement of performance goals or other criteria. Awards may vest based on time or achievement of performance conditions.

Stock Options

Stock options may be granted as incentive stock options within the meaning of Section 422 of the Code and the regulations promulgated thereunder or as nonstatutory stock options. The maximum term of stock options granted under our Amended Plan is ten years from the date of grant. However, our current option grant policy is to grant options with seven year terms. Stock options cease vesting on the date of termination of service or the death or disability of the employee, and generally expire ninety days after the termination of the employee’s service or up to 12 months following the date of death or disability, unless otherwise specified in the award agreement.

Stock Appreciation Rights

Stock appreciation rights provide for a payment, or payments, in cash or shares of our common stock, to the holder based upon the difference between the fair market value of our common stock on the date of exercise and the stated exercise price at grant. Stock appreciation rights may vest based on time or achievement of performance conditions. Stock appreciation rights become exercisable as they vest and are settled in cash or shares, as determined by the administrator, having a value at the time of exercise equal to (1) the number of shares deemed exercised, times (2) the amount by which our stock price on the date of exercise exceeds the exercise price of the stock appreciation rights. Stock appreciation rights expire upon the date determined by the administrator, as set forth in the award agreement.

Restricted stock units represent the right to receive shares of our common stock at a specified date in the future, subject to forfeiture of that right because of termination of service or failure to achieve certain performance conditions. Prior to the satisfaction of applicable vesting criteria, the restricted stock unit recipient will not have any right to transfer any rights with respect to any restricted stock units and will not have rights of ownership in any shares underlying the restricted stock units, including the right to vote such shares, but the administrator may on or after the grant of restricted stock units authorize the payment of dividend equivalents on such restricted stock units in cash or additional shares on a current, deferred or contingent basis with respect to any or all dividends or other distributions paid by the Company, and any dividend equivalents with respect to dividends paid in stock shall be subject to the same restrictions as the underlying award. If a restricted stock unit has not been forfeited, then on the date or upon the satisfaction of the vesting criteria specified in the restricted stock unit agreement, we will deliver to the holder of the restricted stock unit whole shares of our common stock (which may be subject to additional restrictions), cash or a combination of our common stock and cash.

Restricted Stock

Restricted Stock is a grant of shares of our common stock subject to restrictions, which may vest based on time, achievement of performance conditions, or any other terms determined by the administrator. The price, if any, of Restricted Stock will be determined by the administrator. Unless otherwise determined by the administrator at the time of award, the Company will hold the Restricted Stock shares in escrow until the restrictions on such shares have lapsed. Unless otherwise determined by the administrator, service providers holding Restricted Stock may exercise full voting rights with respect to those shares and will be entitled to receive all dividends and other distributions paid with respect to such shares.

Performance Awards

Performance awards are awards that are denominated in shares of our common stock or cash and provide that they may be paid upon achievement of the pre-established performance goals in cash or by issuance of the underlying shares. These awards are generally subject to forfeiture prior to payment upon failure to achieve the performance goals.

Method of Payment

The exercise price of stock options and the purchase price, if any, of other stock awards may be paid by cash, check, cancellation of indebtedness, surrender of shares, waiver of compensation, a broker assisted same-day sale, or any other methods permitted by the administrator and applicable law.

Adjustment of Shares

If any dividend or other distribution (whether in the form of cash, shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares or other securities of the Company, or other change in the corporate structure of the Company affecting the shares occurs, the administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Amended Plan, will adjust the number and class of shares that may be delivered under the Amended Plan and/or the number, class, and price of shares covered by each outstanding award, and the numerical share limits of the Amended Plan.

Recoupment

Awards under the Amended Plan will be subject to recoupment pursuant to any applicable clawback or recoupment policy adopted by the Board or required by law during a participant’s employment or service. These policies may require the cancellation of outstanding awards and recoupment of any gains realized with respect to awards.

Non-Employee Director Compensation Limits

Under the Amended Plan, the aggregate amount of cash compensation (including annual retainers and other fees, whether or not granted under the Amended Plan) plus the aggregate grant date fair value (computed as of the date of grant in accordance with applicable financial accounting rules) of all awards granted to any non-employee director during any single calendar year may not exceed $250,000.

Transferability

Awards granted under our Amended Plan may not be transferred in any manner other than by will or by the laws of descent or distribution or as determined by the administrator. Unless otherwise permitted by the administrator, Stock options may be exercised during the lifetime of the optionee only by the optionee or the optionee’s guardian or legal representative.

Change of Control

In the event of a merger or change in control (generally defined as a “Change of Control” in the Amended Plan), each outstanding award will be treated as the administrator determines, including, without limitation, that (i) awards may be assumed, or substantially equivalent awards may be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices; (ii) upon written notice to a participant, that the participant’s awards may terminate upon or immediately prior to the consummation of such merger or Change in Control; (iii) outstanding awards may vest and become exercisable, realizable, or payable, or restrictions applicable to an award will lapse, in whole or in part prior to or upon consummation of such merger or Change in Control, and, to the extent the administrator determines, terminate upon or immediately prior to the effectiveness of such merger or Change in Control; (iv) (A) the termination of an award in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of such award or realization of the participant’s rights as of the date of the occurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the administrator determines in good faith that no amount would have been attained upon the exercise of such award or realization of the participant’s rights, then such award may be terminated by the Company without payment), or (B) the replacement of such award with other rights or property selected by the administrator in its sole discretion; or (v) any combination of the foregoing. The administrator is not required to treat all awards similarly.

Amendment or Termination of the Amended Plan

The Board may at any time amend or terminate the Amended Plan in any respect; provided that the Board may not, without the approval of our stockholders, amend the Amended Plan in any manner that requires such stockholder approval.

Termination Date

The Amended Plan will terminate on January 19, 2025, unless terminated earlier.

The summary of the Amended Plan provided above is a summary of the principal features of the Amended Plan. This summary, however, does not purport to be a complete description of all of the provisions of the Amended Plan. It is qualified in its entirety by references to the full text of the Amended Plan. A copy of the Amended Plan is attached as Appendix A to this Proxy Statement.

Summary of Federal Income Tax Consequences of Awards Granted the Amended Plan

The following is a general summary as of the date of this proxy statement of the U.S. federal income tax consequences to us and the participants in the Amended Plan with respect to awards granted under the Amended Plan. U.S. federal tax laws may change and U.S. federal, state and local tax consequences for any participant will depend upon his or her individual circumstances.

Tax Treatment of the Participant Incentive Stock Options

An optionee will recognize no income upon the grant of an incentive stock option (“ISO”) and will incur no tax upon exercise of an ISO unless for the year of exercise the optionee is subject to the alternative minimum tax (“AMT”). If the optionee holds the shares purchased upon exercise of the ISO (the “ISO Shares”) for more than one year after the date the ISO was exercised and for more than two years after the ISO’s grant date (the “required holding period”), then the optionee generally will realize long-term capital gain or loss (rather than ordinary income or loss) upon disposition of the ISO Shares. The amount of this gain or loss will equal the difference between the amount realized upon such disposition and the amount paid for such ISO Shares.

If the optionee disposes of any of the ISO Shares prior to the expiration of the required holding period (a “disqualifying disposition”), then gain realized upon such disposition, up to the difference between the stock option exercise price and the fair market value of the ISO Shares on the date of exercise, or, if less, the amount realized on a sale of such ISO Shares, will be treated as ordinary income. Any additional gain will be capital gain, and treated as long-term capital gain or short-term capital gain depending upon the amount of time the ISO Shares were held by the optionee.

Alternative Minimum Tax

Alternative minimum taxable income is determined by adjusting regular taxable income for certain items, increasing that income by certain tax preference items and reducing this amount by the applicable exemption amount. The difference between the exercise price and fair market value of the ISO Shares on the date of exercise is a tax preference item for purposes of the AMT. If a disqualifying disposition of the ISO Shares occurs in the same calendar year as exercise of the ISO, there is no AMT adjustment with respect to those ISO Shares. Also, upon a sale of ISO Shares that is not a disqualifying disposition, alternative minimum taxable income is reduced in the year of sale by the excess of the fair market value of the ISO Shares at exercise over the amount paid for the ISO Shares.

Nonstatutory Stock Options

An optionee will not recognize any taxable income at the time a nonstatutory stock option (“NSO”) is granted. However, upon exercise of a NSO, the optionee must include in income as compensation an amount equal to the difference between the fair market value of the shares acquired (the “NSO Shares”) on the date of exercise and the optionee’s aggregate exercise price paid for the NSO Shares. The amount of gain realized on exercise must be treated as ordinary income by the optionee and will be subject to income tax withholding if the optionee is an employee. Upon resale of the NSO Shares by the optionee, any subsequent appreciation or depreciation in the value of the NSO Shares will be treated as long-term or short-term capital gain or loss depending upon how long the optionee held the NSO Shares.

Restricted Stock

A participant receiving restricted shares for services recognizes taxable income when the shares become vested. Upon vesting, the participant will include in ordinary income an amount, which will be subject to income tax withholding if the participant is an employee, equal to the difference between the fair market value of the shares at the time they become substantially vested and any amount paid (if any) for the shares. Upon resale of the shares by the participant, subsequent appreciation or depreciation in the value of the shares is treated as long-term or short-term capital gain or loss depending on the amount of time the shares were held by the participant.

If the participant makes an election under Section 83(b) of the Code (“83(b) Election”), the participant will include in income as ordinary income the fair market value of the shares on the date of receipt of the award, less any purchase price paid for such shares. The income will be subject to withholding (either by payment in cash or withholding out of the participant’s award or other compensation). If the award is subsequently forfeited, the participant will not receive any deduction for the amount treated as ordinary income.

Restricted Stock Units

In general, no taxable income is realized upon the grant of a restricted stock unit award. The participant will generally include in ordinary income, which will be subject to income tax withholding if the participant is an employee, the fair market value of the shares of stock or other consideration received by the participant upon settlement, which generally occurs at the time the restricted stock units vest.

Stock Appreciation Rights

A grant of a stock appreciation right has no federal income tax consequences at the time of grant. Upon the exercise of stock appreciation rights, the value of the shares or other consideration received is generally taxable to the recipient as ordinary income, which will be subject to income tax withholding if the recipient is an employee.

Tax Withholding

The Amended Plan allows us to withhold shares from the awards or other consideration to satisfy the participant’s withholding tax obligation and tender cash from our general funds to the applicable tax authorities in an amount equal to the value of the shares withheld.

New Medicare Taxes

Since 2013, a 0.9% additional Medicare tax applies to individuals’ wages, compensation and self-employment income over $250,000 for taxpayers married and filing jointly, $125,000 for taxpayers married filing separately, and $200,000 for single taxpayers and this tax is subject to employer withholding.

Our Tax Treatment

Subject to any withholding requirement, the standard of reasonableness, and (if applicable) Section 162(m) of the Code, we generally will be entitled to a deduction to the extent any participant recognizes ordinary income from an award granted under the Amended Plan. The implications of Section 162(m) of the Code are discussed above.

ERISA Information

The Amended Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

Accounting Treatment

We will recognize compensation expense in connection with awards granted under the Amended Plan as required under applicable accounting standards. We currently recognize compensation expense associated with equity awards over an award’s requisite service period and establish the fair value of equity awards in accordance with applicable accounting standards.

New Plan Benefits

Except with respect to equity awards that will be granted to our non-employee directors pursuant to our non-employee director compensation program described above under “Director Compensation,” including the equity awards that will be awarded to each non-employee director serving on our Board of Directors on the date of our Annual Meeting, the number of awards that our Named Executive Officers, directors, other executive officers and other employees may receive under the Amended Plan in the future will be determined in the discretion of the Board of Directors or Compensation Committee. Therefore, it is not possible to determine the future benefits that will be received by these participants under the Amended Plan, or the benefits that would have been received by such participants if the Amended Plan had been in effect in the fiscal year ended September 30, 2020.

Vote Required; Recommendation of the Board of Directors

Approval of the Plan Amendment requires the affirmative vote of the majority of the shares of cast on this proposal. Abstentions and broker non-votes will have no effect on this proposal.

Our Board of Directors recommends a vote IN FAVOR of

the amendment of our Amended and Restated 2015 Equity Incentive Plan.

PROPOSAL FOUR
AMENDMENT TO INCREASE THE NUMBER OF
AUTHORIZED SHARES OF COMMON STOCK

On December 8, 2020, our Board of Directors approved, subject to stockholder approval, an amendment to our Certificate of Incorporation, as amended (the “Certificate”), that would increase the number of authorized shares of our common stock, par value $0.00001 per share, from 50,000,000 to 100,000,000 (the “Certificate Amendment”). Our Board of Directors determined that the Certificate Amendment is advisable and in the best interest of our Company and our stockholders, and recommends that stockholders approve the Certificate Amendment.

Shares Available for Future Issuance

The Certificate currently authorizes the issuance of 50,000,000 shares of common stock. As of January 25, 2021, there were 33,636,235 shares of common stock issued and outstanding. Additionally, as of January 25, 2021, a total of 3,467,133 shares of common stock were reserved for issuance upon the exercise of outstanding stock options and restricted stock awards, which amount will increase to 8,467,133 if our stockholders approve the Plan Amendment pursuant to Proposal 3.

As a result, as of January 25, 2021, we only had a total of 12,896,632 (7,896,632 if our stockholders approve the Plan Amendment pursuant to Proposal 3) shares of common stock available for future issuance, or approximately 38% of our total outstanding shares (16% if our stockholders approve the Plan Amendment pursuant to Proposal 3), which impairs the Company’s ability to raise capital through offerings as well as to enter into collaboration or licensing arrangements that may involve equity issuances as a component of consideration.

Purpose of the Amendment

Our Board of Directors has determined, in its business judgment, that an increase to the authorized shares of our common stock from 50,000,000 shares to 100,000,000 shares is in the best interests of the Company and our stockholders, and as a result, the Board of Directors has unanimously approved such an increase, subject to stockholder approval. In making this determination and approval, the Board of Directors considered, among other things: our need for additional capital; our historical share issuance purposes and rates, as described below; our possible future share requirements; recent practices at other public companies; and a recommendation from our management.

The Board of Directors believes the Certificate Amendment is desirable, and is requesting that our stockholders approve the Certificate Amendment, to provide us with the flexibility to issue our common stock as needed for any purpose the Board of Directors may approve in the future, which could include, for instance, raising capital; compensating employees or other service providers; effecting stock splits or dividends or other capitalization changes; acquiring assets, technologies or businesses; and other corporate purposes. If the Certificate Amendment is approved, the newly authorized shares of our common stock would be issuable for any proper corporate purpose.

Historically, we have issued our common stock (or securities convertible into or exercisable or exchangeable for our common stock) for the following main reasons:

●	to raise capital

●	in connection with strategic transactions and relationships;

●	as compensation to attract and retain our personnel through grants of equity awards; and

●	for other general corporate purposes.

We are party to agreements to issue common stock (or securities convertible into or exercisable or exchangeable for common stock) totaling 573,801 shares for the reasons described above, and our Board of Directors may desire to use our common stock for these or other reasons in the future. In addition, we have outstanding equity awards for compensatory purposes for a total of 2,983,653 of our common stock, and the Board of Directors believes the availability of additional shares for future compensatory purposes is an important recruiting and retention tool. The Board of Directors also believes that it is critical for the long-term benefit of the Company as possible consideration in acquisition transactions and to have the ability to raise equity capital.

Except with issuances of shares of our common stock upon the exercise or conversion of outstanding securities and in connection with the 2005 Equity Incentive Plan and the Amended and Restated 2015 Equity Incentive Plan and awards granted thereunder, we currently have no specific understandings or commitments, oral or written, which would require us to issue a material amount of new shares of our common stock.

Possible Adverse Effects if the Certificate Amendment is Approved

If the Certificate Amendment is approved by our stockholders, the Board of Directors would generally be able to issue the additional authorized shares in its discretion from time to time without further action by or approval of our stockholders, subject to and as limited by the rules and listing requirements of Nasdaq or any other then applicable securities exchange and the requirements of all applicable law.

Approval of the Certificate Amendment could have the following adverse effects:

●

Increased Potential for Dilution. If approved, the Certificate Amendment would result in our Board of Directors’ ability to issue the newly authorized shares of our common stock in the future in its discretion and without obtaining further stockholder approval. Because our stockholders do not have preemptive rights with respect to our common stock, they would not have preferential rights to purchase any additional shares we may issue in the future. Consequently, any issuance of additional shares of our common stock, unless such issuance is pro-rata among existing stockholders, would increase the number of outstanding shares of our common stock and decrease the ownership of our existing stockholders, as well as their percentage interest in the voting power, liquidation value and book value of our common stock. Depending on the terms of any such issuance, this dilution could be significant. At this time, it is impossible to predict the dilutive impact of future shares issuances, if any. The level of any potential dilution would depend on a number of factors, including the price of our common stock at the time of any future issuances and the number of shares of our common stock then outstanding.

●

Anti-Takeover Effects. The availability of additional shares of our common stock for issuance could, under certain circumstances, discourage or make more difficult efforts to effect a change in control of our Company or remove current management, which our stockholders might otherwise deem favorable. For example, without further stockholder approval, the Board of Directors could strategically sell shares of our common stock in a private transaction to purchasers that would oppose a change in control attempt or favor current management, or could more easily dilute the stock ownership of a person or group seeking to effect and change in the composition of the Board of Directors or contemplating a tender offer or other transaction that would result in our acquisition by another company. The anti-takeover effect of an increase to the authorized shares of our common stock would be in addition to (1) the provisions of Delaware law that may frustrate business combination with large stockholders, and (2) other provisions in our Certificate and our Bylaws that may also have an anti-takeover effect, such as certain advance notice requirements with respect to any stockholder proposals and nominations of director candidates.

Except as described above, we do not presently have any plans, intentions or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences, and the Board of Directors is not presently aware of any attempt, or contemplated attempt, to acquire control of our Company. Further this Certificate Amendment is not being presented with the design or intent that it be used to prevent or discourage a change in control or management or an acquisition attempt; however, stockholders should be aware that nothing would prevent the Board from taking any such actions that it deems consistent with its fiduciary duties.

Possible Adverse Effects if the Certificate Amendment is Not Approved

If the Certificate Amendment is not approved by our stockholders, the number of shares of our common stock we would be authorized to issue would remain at its current level of 50,000,000 shares, and we would have only 12,896,632 (7,896,632 if our stockholders approve the Plan Amendment pursuant to Proposal 3) shares of our common stock available for future issuance (based on our capitalization as of January 25, 2021, as described above).

A failure to obtain the approval of our stockholders of the Certificate Amendment could have the following adverse effects:

●

Inability to Raise Capital by Issuing Our Common Stock. At certain times in the past, we have relied in part on issuances of equity securities to generate sufficient capital to support our operations. Our capital requirements to support our existing operations, satisfy our commitments and pursue future growth depend on many factors, and we may need to raise additional funding through the issuance of equity or convertible debt securities. If the Certificate Amendment is not approved by our stockholders, then we may not have sufficient authorized and unreserved shares of our common stock to pursue such capital-raising transactions, in which case we may not be able to execute our business plans or take advantage of future opportunities, and we may be forced to modify our business model, implement cost-cutting measures, delay, scale back or eliminate some or all of our ongoing and planned investments and initiatives, or reduce or cease our operations entirely.

●

Lack of Flexibility to Use Equity for Other Valid Purposes. As described above, the Board of Directors believes the Certificate Amendment would provide us with needed flexibility to issue the newly authorized shares in the future when and as necessary and in a timely basis. This flexibility would allow us to take advantage of favorable opportunities without the potential expense or delay incident to obtaining stockholder approval for each separate transaction or issuance. If the Certificate Amendment is not approved by our stockholders, the Board of Directors have significantly limited ability to issue equity at its discretion in the future, which could result in, among other things, difficulties retaining and recruiting executives and other personnel consistent with our business plans or an inability to effect potential future strategic transactions or acquisitions efficiently and when desired or otherwise believed to be advantageous to us.

●

Inability to Consummate Strategic Transactions. The use of our common stock as acquisition or other strategic transaction consideration has significantly enhanced our ability to expand the scope of our business, and if we do not increase the total number of authorized shares of common stock, we will not be able to pursue such acquisitions or other strategic transactions. Failure to approve the Certificate Amendment could mean that we may not be able to execute our business plans or take advantage of future opportunities, and we may be forced to modify our business model, delay, scale back or eliminate some or all of our ongoing and planned investments and initiatives. Any of these outcomes could have a material adverse effect on our business, performance and prospects.

Rights of Additional Authorized Shares of Common Stock

The additional authorized shares of our common stock, if and when issued, would be part of our existing class of common stock and would have the same rights, preferences and privileges as the shares of common stock that are currently issued and outstanding.

Board Discretion to Abandon the Increase of Our Authorized Shares of Common Stock

Even if this Certificate Amendment is approved by our stockholders, the Board of Directors retains the discretion to abandon the increase to the authorized shares of our common stock as contemplated hereby, if it determines such abandonment to be in the best interest of the Company and our stockholders.

Vote Required; Recommendation of the Board of Directors

The affirmative vote of the holders of a majority of the shares of common stock outstanding on the record date will be required to approve this amendment to our Certificate of Incorporation. Abstentions will be counted as present for purposes of determining the presence of a quorum, but will not be considered as votes cast for or against this proposal, and as a result, abstentions will have the same effect as a vote against this proposal.

Our Board of Directors recommends a vote IN FAVOR of

the amendment to our Certificate of Incorporation to increase the number of shares of our common stock authorized for issuance.

PROPOSAL FIVE
ADVISORY VOTE ON EXECUTIVE COMPENSATION

Consistent with the vote of our stockholders, our Board of Directors has determined to submit the approval of our executive compensation annually to our stockholders on a non-binding basis. This proposal, commonly known as a “say-on-pay” proposal, gives stockholders the opportunity to express their views on the compensation of our named executive officers. The vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers. Our executive compensation program received the support of stockholders holding 91.9% of our stock that was voted on the matter at our 2020 annual meeting of stockholders.

Our executive compensation program is designed to attract, motivate and retain a talented team of executives. We seek to accomplish this goal in a way that rewards performance that is aligned with our stockholders’ long-term interests. We believe that our executive compensation program satisfies this goal and is strongly aligned with the long-term interests of our stockholders.

In accordance with the requirements of Section 14A of the Exchange Act, we are including in this Proxy Statement a separate resolution, subject to a non-binding stockholder vote, to approve the compensation of our named executive officers as disclosed in this Proxy Statement. Accordingly, the following resolution is submitted for stockholder vote at the 2021 Annual Meeting:

“RESOLVED, that the stockholders of Genasys Inc. approve, on an advisory basis, the compensation of its named executive officers as disclosed in the tabular disclosure regarding named executive officer compensation and the accompanying narrative disclosure in the Proxy Statement for the 2021 Annual Meeting.”

As an advisory vote, this proposal is not binding. However, the Compensation Committee, which is responsible for designing and administering our executive compensation program, values the opinions expressed by stockholders in their vote on this proposal and will continue to consider the outcome of the vote when making future compensation decisions for named executive officers.

Our Board of Directors recommends that stockholders vote FOR the approval, on an advisory basis, of the compensation of our named executive officers, as disclosed in this Proxy Statement.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of our common stock as of January 25, 2021 by: (i) each director and nominee; (ii) each of the named executive officers reflected in the Summary Compensation Table; (iii) all of our executive officers and directors as a group; and (iv) all those known by us to be beneficial owners of more than five percent of our common stock. Unless otherwise indicated, the business address of each person named below is c/o Genasys Inc., 16262 West Bernardo Drive, San Diego, California 92127.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class (1)
Common Stock	AWM Investment Company, Inc.	4,850,706 (2)	14.4%
	527 Madison Avenue, Suite 2600
	New York, New York 10022

Common Stock	Wellington Management Group LLP	3,420,571 (3)	10.2%
	Wellington Trust Company, NA
	Wellington Group Holdings LLP
	Wellington Investment Advisors Holdings LLP
	Wellington Management Company LLP
	280 Congress Street
	Boston, MA 02210

Common Stock	Manatuck Hill Partners, LLC	3,001,280 (4)	8.9%
	1465 Post Road East
	Westport, Connecticut 06880

Common Stock	Scott L. Anchin	125,855 (5)	*

Common Stock	Laura M. Clague	247,600 (6)	*

Common Stock	John G. Coburn	266,488 (7)	*

Common Stock	Daniel H. McCollum	92,500 (8)	*

Common Stock	Richard H. Osgood III	305,000 (9)	*

Common Stock	Richard S. Danforth	937,500 (10)	2.8%

Common Stock	Dennis D. Klahn	103,410 (11)	*

	All directors and executive officers as a group (7 persons)	2,108,353 (12)	6.3%

____________________________

*	Less than 1%.

(1)

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Except as otherwise indicated below, this table is based on information supplied by officers, directors and principal stockholders. The inclusion in this table of such shares does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of, or receives the economic benefit of, such shares. Percentage of class is based on 33,636,235 shares of common stock outstanding on January 25, 2021. Except as otherwise stated below, each of the named persons has sole voting and investment power with respect to the shares shown (subject to community property laws).

(2)

Based on information provided by the stockholder in a Schedule 13G/A filed with the SEC on February 10, 2020, which reflected 4,850,706 shares of common stock held by the following entities: 2,291,720 shares owned by Special Situations Fund III QP, L.P., 632,992 shares owned by Special Situations Private Equity Fund, L.P., 266,756 shares owned by Special Situations Technology Fund, L.P., and 1,659,238 shares owned by Special Situations Technology Fund II, L.P. MGP Advisors Limited Partnership, or MGP, is the general partner of the Special Situations Fund III QP, L.P. and AWM Investment Company, Inc., or AWM, is the general partner of MGP. SST Advisers, L.L.C., or SSTA, is the general partner of the Special Situations Technology Fund, L.P. and Special Situations Technology Fund II, L.P. MG Advisers, L.L.C., or MG, is the general partner of the Special Situations Private Equity Fund, L.P. AWM is the investment adviser to Special Situations Fund III QP, L.P., Special Situations Technology Fund, L.P., Special Situations Technology Fund II, L.P. and Special Situations Private Equity Fund, L.P. Austin W. Marxe and David M. Greenhouse are the principal owners of MGP, AWM, SSTA and MG, and are principally responsible for the selection, acquisition, voting and disposition of the portfolio securities by each investment adviser on behalf of its fund. Messrs. Marxe, Greenhouse, and Stettner share voting and dispositive power with respect to shares held by these stockholders. Messrs. Marxe, Greenhouse, and Stettner share voting and dispositive power with respect to shares held by these stockholders.

(3)

Based on information provided by Wellington Management Company LLP, Wellington Trust Company, NA, Wellington Group Holdings LLP, Wellington Investment Advisors Holdings LLP and Wellington Management Company LLP in Schedules 13G/A filed with the SEC on January 30, 2020. Such Schedules 13G/A reflect 3,420,571 shares of common stock owned of record by clients of Wellington Trust Company, NA and investment advisors directly or indirectly controlled by Wellington Management Company LLP and over which such investment advisors share voting and dispositive power.

(4)

Based on information provided by the stockholder in a Schedule 13G/A filed with the SEC on February 12, 2020, which reflected 3,001,280 shares of common stock that Manatuck Hill Partners, LLC has shared voting and dispositive power over and 2,151,122 shares of common stock Manatuck Hill Scout Fund, L.P. has shared voting and dispositive power over.

(5)	Includes 60,000 shares issuable upon exercise of outstanding stock options or settlement of restricted stock units within 60 days of January 25, 2021.
(6)	Includes 2,000 shares owned by Ms. Clague’s spouse and 120,000 shares issuable upon exercise of outstanding stock options or settlement of restricted stock units within 60 days of January 25, 2021.
(7)	Includes 30,000 shares issuable upon exercise of outstanding stock options or settlement of restricted stock units within 60 days of January 25, 2021.
(8)	Includes 60,000 shares issuable upon exercise of outstanding stock options or settlement of restricted stock units within 60 days of January 25, 2021.
(9)	Includes 50,000 shares issuable upon exercise of outstanding stock options or settlement of restricted stock units within 60 days of January 25, 2021.
(10)	Includes 937,500 shares issuable upon exercise of outstanding stock options within 60 days of January 25, 2021.
(11)	Includes 97,499 shares issuable upon exercise of outstanding stock options or settlement of restricted stock units within 60 days of January 25, 2021.
(12)	Includes 1,354,999 shares issuable upon exercise of outstanding stock options or settlement of restricted stock units within 60 days of January 25, 2021.

EXECUTIVE COMPENSATION
Summary Compensation Table

The table below summarizes the total compensation paid or earned by our Chief Executive Officer and Chief Financial Officer for the fiscal years ended September 30, 2020 and 2019. We refer to each such person as a “named executive officer.”

Name and Principal Position	Fiscal Year	Salary	Bonus	Option Awards		All Other Compensation	Total
Richard S. Danforth	2020	$391,250	$360,000	-	(1)	$13,106	$764,356
Chief Executive Officer	2019	365,000	254,588	-		12,375	631,963

Dennis D. Klahn	2020	$235,911	$142,585	$31,700	(2)	$11,171	$421,367
Chief Financial Officer & Secretary	2019	224,540	107,285	25,000	(3)	10,484	367,309

(1)	In the year ended September 30, 2020, stock options subject to performance conditions were granted with an aggregate grant date fair value of $1,177,800, computed in accordance with ASC 718, "Compensation-Stock Compensation". This amount represents the highest level of achievement possible under the terms of the grant.

(2)

The amounts for 2020 reflect the aggregate grant date fair value for restricted stock units granted during the fiscal year ended September 30, 2020, computed in accordance with ASC 718, “Compensation-Stock Compensation.”

(3)

The amounts for 2019 reflect the aggregate grant date fair value for restricted stock units granted during the fiscal year ended September 30, 2019, computed in accordance with ASC 718, “Compensation-Stock Compensation.”

No named executive officer received any form of non-cash compensation from us in the fiscal year ended September 30, 2020, or currently receives any such compensation, in excess of 10% of the total amount of annual salary and bonus reported for the named executive officer above.

Employment Arrangements

We have entered into the following employment arrangements with each of the named executive officers reflected in the Summary Compensation Table.

Richard S. Danforth—Effective August 1, 2016, we entered into an employment agreement with Mr. Danforth, pursuant to which he was appointed Chief Executive Officer that provides for severance benefits including twelve months’ salary and health benefits, a pro-rata share of his annual cash bonus for the fiscal year in which the termination occurs to which he would have become entitled had he remained employed through the end of such fiscal year, and if his employment is terminated during fiscal year 2021 or later, vesting of a pro-rata share of the stock options held by him that are subject to performance-based vesting based on the extent to which the required performance criteria are achieved in the year of termination and on the portion of the year he was employed. The agreement also has a change of control clause whereby in the event of a specified termination event, the chief executive officer would be entitled to receive in a single lump sum (a) an amount equal to two times the sum of his base salary then in effect and his then target annual cash bonus, (b) a pro-rata share of his annual cash bonus for such year and (c) the cost of his and his dependents’ coverage under COBRA for an 18-month period. In addition, in such event, (i) all of the time-vesting stock options held will vest and (iii) a pro-rata share of the stock options held that are subject to performance-based vesting will vest based on the extent to which the required performance criteria are achieved for the fiscal year in which the termination occurs and based on the portion of the year he was employed prior to the termination.

Mr. Dennis D. Klahn—Effective September 18, 2017, we entered into a letter agreement with Mr. Klahn pursuant to which he was appointed Chief Financial Officer. Under his employment agreement, Mr. Klahn’s current annual salary is $230,000, and Mr. Klahn participates in bonus, benefit and other incentives at the discretion of the Compensation Committee. Mr. Klahn’s employment is not for a specified period or term of employment and is terminable at-will by us or by Mr. Klahn for any reason, with or without notice.

Executive Officer and Employee Incentive Plan

On December 8, 2020, the Compensation Committee of our Board approved an incentive bonus plan for fiscal year 2021 designed to motivate our executive officers and key employees to achieve our financial objectives and to reward them for their achievements when our objectives are met. All of our named executive officers, as well as other key employees, will be entitled to participate in the incentive plan. Target bonus amounts vary based on a percentage of the employee’s base salary, which are 75% of base salary for Mr. Danforth, 50% of base salary for Mr. Klahn and range from 25% to 50% of base salary for other employees depending on their level of responsibility. A bonus payment will be made at three levels, including at 50% of target, at 100% of target and at 200% of target, depending upon the achievement by our company of specified performance goals established by the Compensation Committee. The Compensation Committee established performance targets for Mr. Danforth and Mr. Klahn based on our total product bookings, net revenues, operating income and operating cash flow during fiscal year 2021.

Outstanding Equity Awards at Fiscal Year-End

The following table contains information regarding unexercised options for each named executive officer outstanding as of September 30, 2020.

		Option Awards						Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)
Richard S. Danforth	8/1/2016	375,000	—	(1)	—	$1.99	8/1/2023	—	—
	8/1/2016	187,500	—	(2)	93,750	$1.99	8/1/2023	—	—
	8/1/2016	375,000	—	(3)	93,750	$1.99	8/1/2023	—	—
	10/4/2019	—	400,000	(4)	—	$3.39	10/1/2026	—	—
	10/4/2019	—	400,000	(5)	—	$3.39	10/1/2026	—	—
Dennis Klahn	9/19/2017	50,000	50,000	(6)	—	$1.76	9/19/2024	—	—
	1/4/2019	—	—		—	—	—	6,666	$16,665	(7)
	1/6/2020	—	—		—	—	—	10,000	$31,700	(8)

(1)	The option is fully vested.
(2)	The number of shares that vest was based on the achievement of certain performance criteria as determined on September 30, 2019.
(3)	The number of shares that vest is based on the achievement of certain performance criteria as determined on September 30, 2020.
(4)	The number of shares that vest is based on the achievement of certain performance criteria as determined on September 30, 2022.
(5)	The number of shares that vest is based on the achievement of certain performance criteria as determined on September 30, 2023.
(6)	The option vests as to 1/4 of the shares on the first anniversary of the date of grant of September 19, 2017 and 1/16 of the shares quarterly thereafter until fully vested.
(7)	The restricted stock unit vests as to 1/3 of the shares on each anniversary of the date of grant of January 4, 2019 until fully vested.
(8)	The restricted stock unit vests as to 1/3 of the shares on each anniversary of the date of grant of January 6, 2020 until fully vested.

We do not have any stock appreciation rights plans in effect and we have no long-term incentive plans, as those terms are defined in SEC regulations. We have no defined benefit or actuarial plans covering any named executive officer.

Potential Payments Upon Termination or Change-in-Control

Mr. Danforth’s employment agreement provides for payments and other benefits upon certain termination and change in control events as described above in “Employment Agreements.”

COMPENSATION OF DIRECTORS

The following table shows all the fees earned or cash paid during the fiscal year ended September 30, 2020 to our non-employee directors. No option or restricted stock awards, long-term incentive plan payouts or other types of payments, other than the amount identified in the chart below, were paid to these directors during the fiscal year ended September 30, 2020.

Director Compensation Fiscal Year 2020

Name	Fees Earned or Paid in Cash	Stock Awards(1)	Total
Scott L. Anchin	$30,000	$84,900	$114,900
Laura M. Clague	$30,000	$84,900	$114,900
John G. Coburn	$30,000	$84,900	$114,900
Daniel H. McCollum	$30,000	$84,900	$114,900
Richard H. Osgood III	$30,000	$84,900	$114,900

(1)

Reflects the aggregate grant date fair value for restricted stock units granted during the fiscal year ended September 30, 2020, computed in accordance with ASC 718, “Compensation-Stock Compensation.” Assumptions used in the calculation of these amounts are included in the notes to our audited financial statements for the fiscal year ended September 30, 2020, included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on December 12, 2020.

Each of our non-employee directors receives a grant of 30,000 restricted stock units annually on the date of our annual meeting of stockholders, subject to the overall director compensation limits set forth in the Amended Plan. Each of our non-employee directors also receives an annual cash retainer equal to $30,000, which is paid in equal quarterly installments and is prorated for partial year service. No additional amounts are payable for committee participation.

EQUITY COMPENSATION PLAN INFORMATION

At September 30, 2020, we had two equity incentive plans under which equity securities are or have been authorized for issuance to our employees, consultants or directors: the Amended and Restated 2015 Equity Incentive Plan and the 2005 Equity Incentive Plan. Each of these plans was approved by our stockholders. The following table sets forth information as of September 30, 2020.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders	2,962,319	$2.56	698,105
Equity compensation plans not approved by security holders	—	—	—
Total	2,962,319	$2.56	604,355

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

General Coburn and Messrs. Anchin and Osgood served on the Compensation Committee during the fiscal year 2020. None of the members of our Compensation Committee during the fiscal year ended September 30, 2020 are or were formerly officers or employees of our company. No executive officer of our company (1) served as a member of the compensation committee (or other committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on our Compensation Committee, (2) served as a director of another entity, one of whose executive officers served on our Compensation Committee, or (3) served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a director of our company.

REPORT OF THE AUDIT COMMITTEE

Introductory Note: The following report is not deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed soliciting material or filed under such acts.

The following is the report of the Audit Committee with respect to our audited financial statements for the fiscal year ended September 30, 2020.

The Audit Committee has reviewed and discussed the audited financial statements of Genasys Inc. with management. The Audit Committee has discussed with Baker Tilly US, LLP, our independent registered public accounting firm, the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees as adopted by the Public Company Accounting Oversight Board. The Audit Committee has also received written disclosures and the letter from Baker Tilly US, LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accounting firm’s communications with the audit committee concerning independence, and has discussed with Baker Tilly US, LLP its independence from our company.

The Audit Committee acts pursuant to the Audit Committee Charter adopted by the Board of Directors. Each of the members of the Audit Committee qualifies as an independent director under the current listing standards of the NASDAQ Stock Market.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that audited financial statements be included in our company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2020.

AUDIT COMMITTEE

Laura M. Clague

Scott L. Anchin

Daniel H. McCollum

December 8, 2020

DELINQUENT SECTION 16(a) FILINGS

Section 16(a) of the Exchange Act requires our officers, directors and persons who own more than 10% of any class of our securities registered under Section 12(g) of the Exchange Act to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely on a review of copies of such reports furnished to us and written representations that no other reports were required during the fiscal year ended September 30, 2020, we believe that all persons subject to the reporting requirements pursuant to Section 16(a) filed the required reports on a timely basis with the SEC, other than General John Coburn, who was late reporting two transaction for the purchase of our common stock.

TRANSACTIONS WITH RELATED PERSONS

During the fiscal year ended September 30, 2020 there were no (and there are no currently proposed) transactions in which the amount involved exceeded the lesser of $120,000 or 1% of the average of total assets at yearend for the last two completed fiscal years to which we were (or are to be) a participant and in which any executive officer, director, nominee for director, 5% beneficial owner of our common stock or member of the immediate family of any of the foregoing persons had (or will have) a direct or indirect material interest.

STOCKHOLDER PROPOSALS

The deadline for submitting a stockholder proposal for inclusion in our proxy statement and form of proxy for our 2022 annual meeting of stockholders pursuant to Rule 14a-8 of the Securities and Exchange Commission is September 19, 2021.

Our bylaws also establish an advance notice procedure with respect to certain stockholder proposals and director nominations. If a stockholder wishes to have a stockholder proposal considered at our 2022 annual meeting, the stockholder must give timely notice of the proposal in writing to our Corporate Secretary. To be timely, a stockholder’s notice of the proposal must be delivered to, or mailed and received at our executive offices not earlier than December 16, 2021 and not later than January 15, 2022; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than 30 days from the anniversary of the scheduled date of this year’s Annual Meeting, notice by the stockholder to be timely must be so received no earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or, in the event we first make public announcement of the date of such annual meeting fewer than 70 days prior to the date of such annual meeting, the close of business on the 10th day following the day on which we first make public announcement of the date of such meeting.

OTHER MATTERS

Other Matters Brought Before the Meeting

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

Proxy Solicitation

We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this Proxy Statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of our company. No additional compensation will be paid to directors, officers or other regular employees for such services.

Householding of Proxy Materials

In some cases, stockholders holding their shares in a brokerage or bank account who share the same surname and address and have not given contrary instructions received only one copy of the proxy materials. This practice is designed to reduce duplicate mailings and save printing and postage costs. If you would like to have a separate copy of our annual report and/or proxy statement mailed to you or to receive separate copies of future mailings, please submit your request to the address or phone number that appears on your proxy card. We will deliver such additional copies promptly upon receipt of such request.

In other cases, stockholders receiving multiple copies at the same address may wish to receive only one. If you now receive more than one copy, and would like to receive only one copy, please submit your request to the address or phone number that appears on your proxy card. A copy of our Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended September 30, 2020 has been made available on-line or will be mailed upon request by our proxy service. Exhibits to the Form 10-K are available without charge upon written request to the Secretary at Genasys Inc., 16262 West Bernardo Drive, San Diego, California 92127.

Electronic Delivery of Proxy Materials and Annual Reports

If you are a stockholder of record, you may request and consent to electronic delivery of our future proxy materials and annual reports by following the instructions on your proxy card. If your shares are held in street name, please contact your broker, bank or other nominee and ask about the availability of electronic delivery. If you select electronic delivery, we will discontinue mailing the proxy materials and annual reports to you beginning next year and you will be sent an e-mail message notifying you of the Internet address or addresses where you may access the proxy materials and annual report. Your consent to electronic delivery will remain in effect until you revoke it. If you selected electronic delivery last year, we will not mail the materials to you this year and you will receive an e-mail message with the Internet address where you may access the proxy materials and annual report for the current year.

Additional Documentation

A copy of our Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended September 30, 2020 has been made available on-line or will be mailed upon request by our proxy service. Exhibits to the Form 10-K are available without charge upon written request to the Secretary at Genasys Inc., 16262 West Bernardo Drive, San Diego, California 92127.

Accommodations for Attendance at the Annual Meeting

Any stockholder or stockholder’s representative who, because of a disability, may need special assistance or accommodation to allow him or her to participate at the Annual Meeting may request reasonable assistance or accommodation from us by contacting the Secretary at Genasys Inc., 16262 West Bernardo Drive, San Diego, California 92127 or at (858) 676-1112. To provide us sufficient time to arrange for reasonable assistance or accommodation, please submit all requests by March 5, 2021.

IMPORTANT

Your vote is very important no matter how many shares you own. If your shares are held in your own name, please sign, date and return the enclosed proxy card in the postage-paid envelope provided or submit your proxy by telephone or the internet. Instructions regarding telephone and internet voting are included on the proxy card (or, if applicable, your electronic delivery notice). If your shares are held in “street name,” you should provide instructions to your broker, bank, nominee or other institution on how to vote your shares. You may provide instructions to your bank, nominee or other institution over the internet or by telephone if your broker, bank, nominee or other institution offers these options, or you may return the proxy card to your broker, bank, nominee or other institution and contact the person responsible for your account to ensure that a proxy is voted on your behalf.

*****

Whether you intend to be present at the Annual Meeting or not, we urge you to return your signed proxy card promptly.

By Order of the Board of Directors

/s/ John G. Coburn

General John G. Coburn
Chairman of the Board

January 27, 2021

Appendix A

FIRST AMENDMENT TO THE

GENASYS INC.

AMENDED AND RESTATED 2015 EQUITY INCENTIVE PLAN

This First Amendment (this “Amendment”) to the Genasys Inc. Amended and Restated 2015 Equity Incentive Plan (the “Plan”) is made and adopted by Genasys Inc. (the “Company”), a corporation organized under the laws of State of Delaware. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Plan.

1.	Section 3(a) of the Plan is hereby amended to read as follows:

“(a) Subject to Paragraph 15, the number of Shares which may be issued from time to time pursuant to this Plan shall be 10,000,000 shares of Common Stock.”

2.	This Amendment is effective as of December 8, 2020.

3.

This Amendment shall be and is hereby incorporated in and forms a part of the Plan. All other terms and provisions of the Plan shall remain unchanged except as specifically modified herein. The Plan, as amended by this Amendment, is hereby ratified and confirmed.

* * * * * * * *

I hereby certify that the foregoing Amendment was duly adopted by the Board of Directors of the Company on December 8, 2020.

GENASYS INC.

By:
Name:
Its:

Genasys

ANNUAL MEETING OF GENASYS INC.

Date: March 16, 2021
Time: 9:00 A.M. (Pacific Time)
Place: Annual Meeting to be held virtually via live webcast – please visit www.proxydocs.com/GNSS for more details.

Please make your marks like this: ☒ **Use dark black pencil or pen only**

Board of Directors Recommends a Vote **FOR** proposals 1, 2, 3, 4 and 5.

1: Election of Directors

	For	Withhold	Directors Recommend
01 Scott L. Anchin	☐	☐	For
02 Laura M. Clague	☐	☐	For
03 John G. Coburn	☐	☐	For
04 Richard S. Danforth	☐	☐	For
05 Daniel H. McCollum	☐	☐	For
06 Richard H. Osgood III	☐	☐	For

	For	Against	Abstain	Directors Recommend
2: To ratify the selection of Baker Tilly US, LLP as the independent registered public accounting firm of the Company for the year ended September 30, 2021	☐	☐	☐	For
3: To approve an amendment to our Amended and Restated 2015 Equity Incentive Plan to increase the number of shares authorized for issuance thereunder	☐	☐	☐	For
4: To approve an amendment to our Certificate of Incorporation, as amended, to increase the number of shares of our common stock, par value $0.00001 per share, authorized for issuance from 50,000,000 to 100,000,000	☐	☐	☐	For
5: Advisory Vote on Executive Compensation	☐	☐	☐	For

6: To consider and act upon any other matters which may properly come before the meeting or any adjournment thereof.

TO VIRTUALLY ATTEND the Annual Meeting of Genasys Inc., you must register in advance at www.proxydocs.com/GNSS prior to the deadline of Friday, March 12, 2021 at 5:00 p.m. (Eastern Time). The control number in the shaded gray box will be required to register.

Authorized Signatures - This section must be completed for your Instructions to be executed.

________________ Please Sign Here   ____________ Please Date Above

________________ Please Sign Here   ____________ Please Date Above

Please sign exactly as your name(s) appears on your stock certificate. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

← Please separate carefully at the perforation and return just this portion in the envelope provided. ←

Genasys

Annual Meeting of Genasys Inc.
to be held on Tuesday, March 16, 2021
for Holders as of January 25, 2021

This proxy is being solicited on behalf of the Board of Directors

VOTE BY:

INTERNET

Go To
www.proxypush.com/GNSS
- Cast your vote online.
- View Meeting Documents.

OR

TELEPHONE

Call
866-390-5361
- Use any touch-tone telephone.
- Have your Proxy Card/Voting Instruction Form ready.
- Follow the simple recorded instructions.

OR

MAIL
- Mark, sign and date your Proxy Card/Voting Instruction Form.
- Detach your Proxy Card/Voting Instruction Form.
- Return your Proxy Card/Voting Instruction Form in the postage-paid envelope provided.

TO VIRTUALLY ATTEND the Annual Meeting of Genasys Inc., you must register in advance at www.proxydocs.com/GNSS prior to the deadline of Friday, March 12, 2021 at 5:00 p.m. (Eastern Time). The control number in the shaded gray box will be required to register.

The undersigned hereby appoints Richard S. Danforth and Dennis D. Klahn, and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Genasys Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS IN ITEM 1 AND FOR THE PROPOSALS IN ITEMS 2 THROUGH 5 AND AUTHORITY WILL BE DEEMED GRANTED UNDER ITEM 6.

PROXY TABULATOR FOR

GENASYS INC.
P.O. BOX 8016
CARY, NC 27512-9903

→ Please separate carefully at the perforation and return just this portion in the envelope provided. →

Proxy — Genasys Inc.
Annual Meeting of Stockholders
March 16, 2021, 9:00 a.m. (Pacific Time)
This Proxy is Solicited on Behalf of the Board of Directors

The undersigned appoints Richard S. Danforth and Dennis D. Klahn (the "Named Proxies") and each of them as proxies for the undersigned, with full power of substitution, to vote the shares of common stock of Genasys Inc., a Delaware corporation ("the Company"), the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held virtually via live webcast – please visit www.proxydocs.com/GNSS for more details, on Tuesday, March 16, 2021 at 9:00 a.m. (PT) and all adjournments thereof.

TO VIRTUALLY ATTEND the Annual Meeting of Genasys Inc., you must register in advance at www.proxydocs.com/GNSS prior to the deadline of Friday, March 12, 2021 at 5:00 p.m. (Eastern Time). The control number in the shaded gray box will be required to register.

The purpose of the Annual Meeting is to take action on the following:

The six directors up for re-election are: Scott L. Anchin, Laura M. Clague, John G. Coburn, Richard S. Danforth, Daniel H. McCollum and Richard H. Osgood III

The Board of Directors of the Company recommends a vote "FOR" all nominees for director and "FOR" each proposal.

This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted "FOR" all nominees for director and "FOR" each proposal. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the Annual Meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The Named Proxies cannot vote your shares unless you sign and return this card.